Inventory and contracts in progress	12 Months Ended
Dec. 31, 2018
Inventory and contract in progress [abstract]
Disclosure of Inventories and contracts in progress [text block]
9	Inventories and contracts in progress

Inventories and contracts in progress include the following:

	As of December 31,
in 000€	2018	2017*	2016
Raw materials	5,616	4,970	4,297
Work in progress	2,151	3,377	1,538
Finished goods	1,390	1,414	880
Contracts in progress	829	1,266	1,155
Total inventories and contracts in progress	9,986	11,027	7,870

The amount of the inventory written-off as an expense is K€229 (2017: K€48; 2016: K€98).

The group has contracts in progress and advances from customers. The total costs incurred is K€547 and the profit recognized is K€282 as per December 31, 2018. Advances were received for the amount of K€370 with respect to contracts in progress per end of 2018 (2017: K€0; 2016: K€0). There are no retentions outstanding.